UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 18, 2026
___________________________________

VIA TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-42841	45-5372621
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
114 5th Ave, 17th Floor, New York, NY		10011
(Address of Principal Executive Offices)		(Zip Code)
(917) 877-0915
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	VIA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act. Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2026, Via Transportation, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on March 23, 2026, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 77,391,261 outstanding shares of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), each share being entitled to one vote, and 3,846,183 outstanding shares of the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”), each share being entitled to ten votes, constituting all of the outstanding voting securities of the Company. At the Annual Meeting, the holders of 48,025,034 shares of the Class A Common Stock and 3,846,183 shares of the Class B Common Stock were represented at the Annual Meeting virtually or by proxy, constituting approximately 74.65% of the voting power of the outstanding shares of the Company entitled to vote at the Annual Meeting and constituting a quorum for the transaction of business at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2026.

Set forth below is a brief description of each proposal voted upon at the Annual Meeting and the voting results with respect to each proposal.

Proposal No. 1. To elect two Class I directors to hold office until the Company’s 2029 annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arnon Dinur	73,430,089	4,896,648	8,160,127
Nechemia Peres	75,968,546	2,358,191	8,160,127

As a result, the Company’s stockholders voted to elect Arnon Dinur and Nechemia Peres as Class I directors to serve until the Company’s 2029 annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal.

Proposal No. 2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstentions
86,405,617	46,829	34,418

As a result, the Company’s stockholders voted to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Via Transportation, Inc.

Dated: May 21, 2026	By:	/s/ Daniel Ramot
	Name:	Daniel Ramot
	Title:	Chief Executive Officer (Principal Executive Officer)